THE CHILDREN'S PLACE

NUMBER

C

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THE CHILDREN'S PLACE, INC.

CUSIP 168905 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.10 PER SHARE OF

THE CHILDREN'S PLACE, INC.

CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT AND CHIEF EXECUTIVE OFFICER

THE CHILDREN'S PLACE, INC. CORPORATE SEAL 1988 DELAWARE

SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Signature(s) Guaranteed: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.NOTICE: Dated to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Attorney of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint shares (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, the undersigned hereby sells, assigns and transfers unto Additional abbreviations may also be used though not in the above list. (State) Act under Uniform Gifts to Minors (Minor)(Cust) CustodianUNIF GIFT MIN ACTas tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common TEN COM TEN ENT JT TEN The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent. THE CHILDREN’S PLACE, INC.